UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  August 27, 2004
                                                 -------------------------------

    MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Alternative Loan Trust
            2004-9 Mortgage Pass-Through Certificates, Series 2004-9)
                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                333-106982-38              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    --------------------------




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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            On August 27, 2004 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Alternative Loan 2004-9 Mortgage Pass-Through Certificates, Series 2004-9, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2 and Class M-3 Certificates (the "Offered Certificates"). The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2004, among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer, trust administrator and a custodian, Wachovia Bank, National Association as trustee,U.S. Bank National Association, as a custodian, and UBS Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Alternative Loan 2004-9 Mortgage Pass-Through Certificates, Series 2004-9, Class X, Class P, Class R and Class LR certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 9.01.    Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      4 Pooling and Servicing Agreement, dated as of August 1, 2004, among Mortgage Asset Securitization
                                          Transactions, Inc., UBS Real Estate
                                          Securities Inc., Wells Fargo Bank,
                                          N.A., Wachovia Bank, National
                                          Association and U.S. Bank National
                                          Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.

Date: September 10, 2004

                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Director

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------


4                         Pooling and Servicing Agreement,              E
                          dated as of August 1, 2004,
                          among Mortgage Asset
                          Securitization Transactions, Inc.,
                          UBS Real Estate Securities Inc.,
                          Wells Fargo Bank, N.A.,
                          Wachovia Bank, National
                          Association and U.S. Bank,
                          National Association.